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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  FORM 8-K/A

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                         Date of Report: April 7, 2000

                             Active Software, Inc.
            (Exact name of Registrant as specified in its charter)



          Delaware                         000-26367               94-3232772
State or other jurisdiction of     (Commission File Number)    (I.R.S. Employer
incorporation or organization)                                 Identification
                                                                 No.)

                              3333 Octavius Drive
                            Santa Clara, CA  95054
         (Address of principal executive offices, including zip code)

                                 (408)988-0414
             (Registrant's telephone number, including area code)

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Item 2.  Acquisition or Disposition of Assets

     On April 21, 2000, Active Software, Inc., (the "Company") filed a Form 8-K to report the completion of its acquisition of TransLink Software, Inc. Pursuant to Item 7 of the Form 8-K, Active Software indicated that it would file certain financial information no later than the date required by Item 7 of Form 8-K. This Amendment No. 4 is being filed to adjust certain previously filed pro forma financial information.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of Business Acquired

     The following audited financial statements of TransLink Software, Inc. are included as Exhibit 99.1 to the Current Report on Form 8-K and are incorporated herein by this reference:

         Independent Auditors' Report

         Balance Sheets as of December 31, 1998 and 1999

         Statements of Operations for the Years Ended December 31, 1998 and 1999

         Statements of Shareholders' Equity for the Years Ended December 31, 1998 and 1999

         Statements of Cash Flows for the Years Ended December 31, 1998 and 1999

         Notes to Financial Statements for the Years Ended December 31, 1998 and 1999

     The following unaudited interim financials statements of TransLink Software, Inc. are included as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by this reference:

          Condensed Balance Sheet as of March 31, 2000 (unaudited)

          Condensed Statements of Operations for the three months ended March 31, 1999 and 2000 (unaudited)

          Condensed Statements of Cash Flows for the three months ended March 31, 1999 and 2000 (unaudited)

          Notes to Unaudited Condensed Financial Statements


(b)  Pro Forma Financial Information

     The following unaudited pro forma financial information of the Company is included as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by this reference:

          Basis of Presentation

          Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2000

          Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2000

          Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 1999

          Notes to Unaudited Pro Forma Condensed Combined Financial Information

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(c)  Exhibits

          The Exhibits that are filed with this Current Report on Form 8-K are set forth in the Exhibit Index to this Current Report on Form 8-K.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             Active Software, Inc.

Dated:  June 16, 2000      By: /s/  JON A. BODE

                              Jon A. Bode
                              Chief Financial Officer

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                                 Exhibit Index
                                 -------------


Exhibit
Number             Exhibit
------             -------

2.1 Agreement and Plan of Reorganization dated as of February 27, 2000, by and among TransLink Software, Inc., Active Software, Inc. and Zodiac Acquisition Corp. (previously filed)

2.2 First Amendment to Agreement and Plan of Reorganization dated as of March 15, 2000, by and among Translink Software, Inc., Active Software, Inc. and Zodiac Acquisition Corp. (previously filed)

23.1    Independent Auditors' Consent

99.1    The following audited financial statements of TransLink Software Inc.:

          Independent Auditors' Report

          Balance Sheets as of December 31, 1998 and 1999

          Statements of Operations for the Years Ended December 31, 1998 and
          1999

          Statements of Shareholders' Equity for the Years Ended December 31, 1998 and 1999

          Statements of Cash Flows for the Years Ended December 31, 1998 and
          1999

          Notes to Financial Statements for the Years Ended December 31, 1998 and 1999

99.2 The following unaudited interim financials statements of TransLink Software Inc.:

          Condensed Balance Sheet as of March 31, 2000 (unaudited)

          Condensed Statements of Operations for the three months ended March 31, 1999 and 2000 (unaudited)

          Condensed Statements of Cash Flows for the three months ended March 31, 1999 and 2000 (unaudited)

          Notes to Unaudited Condensed Financial Statements

99.3 The following unaudited pro forma financial information of Active Software Inc.:

          Basis of Presentation

          Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2000

          Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2000

          Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 1999

          Notes to Unaudited Pro Forma Condensed Combined Financial Information

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